Other Operating Income (Expenses), Net	12 Months Ended
Jun. 30, 2022
Disclosure Of Other Operating Income Expense Text Block Abstract
Other operating income (expenses), net

25. Other operating income (expenses), net

	2022	2021	2020
Income (loss) on sale of PPE	2,652	(1,378)	(151)
Expenses with acquisitions of new businesses	(2,093)	-	-
Provision for legal claims	(19)	(1,404)	(601)
Agricultural insurance claims (i)	8,708	-	6,315
Expenses with acquisition of Agrifirma	-	-	(2,530)
Contractual losses	-	(1,392)	-
Donations to BrasilAgro Institute	-	(2,057)	-
Tax credits not used	-	(3,964)	-
Gain from indemnities (iii)	7,763	-	-
Warrants and restricted shares (ii)	(2,883)	(12,668)	(1,053)
Other	(299)	250	(749)
	13,829	(22,613)	1,231

(i) On October 13, 2021, the subsidiary Palmeiras S.A. received indemnification in the amount of R$8,708, corresponding to the multiple-risk agricultural policy for the 2020/21 crop year, which covers possible losses in soybean and corn production. The losses were caused by the severe drought that occurred in the first half of 2021, which affected the region of Mariscal Estigarribia, in Boquerón, where the company’s farm is located. The indemnification was paid in full, with no amounts left to receive.

(ii) The gains and losses reflect the residual liabilities from the acquisition of Agrifirma, measured at fair value. The liabilities correspond to a number of warrants and restricted shares (Note 19), which may vary and, therefore, are classified as financial instruments, recognized as liabilities and measured at fair value based on the Company’s share price.

(iii) Indemnity received due to the early settlement of contingencies under the Agrifirma agreement .